Second Amendment to Amended and Restated Credit Agreement

This Second Amendment to Amended and Restated Credit Agreement (herein, this “Second Amendment”) is entered into as of April 13, 2016, among Consolidated-Tomoka Land Co., a Florida corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and Bank of Montreal, as Administrative Agent (the “Administrative Agent”).

Preliminary Statements

A.The Borrower, the Guarantors party thereto (the “Guarantors”), the financial institutions party thereto (the “Lenders”), and the Administrative Agent entered into that certain Amended and Restated Credit Agreement, dated as of April 20, 2015 (such Amended and Restated Credit Agreement, as heretofore amended, being referred to herein as the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.The Borrower has requested that the Administrative Agent and Lenders agree to amend the conditions for share repurchases under Section 8.8(n) of the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so on the terms and conditions set forth herein.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.	Amendment.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

1.1.Clause (n) of Section 8.8 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(n)stock repurchases of Borrower’s stock not to exceed $17,000,000 in the aggregate as permitted hereunder; provided that no stock repurchases shall be permitted unless the ratio of (i) the sum of (x) Adjusted EBITDA for the immediately preceding Rolling Period plus (y) gains from the sale of unimproved land, including the sale of subsurface interests or the release of surface entry rights, net of taxes incurred in connection with the sale, for the immediately proceeding Rolling Period to (ii) the sum of (A) Fixed Charges for the immediately preceding Rolling Period, plus (B) the amount of any repurchases of the Borrower’s equity securities by Borrower or an Affiliate during the immediately preceding Rolling Period, plus (C) the amount of such stock repurchases then proposed included on a pro forma basis, is at least 1.50x to 1.00 .

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Section 2.Conditions Precedent.

The effectiveness of this Second Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1.The Borrower, the Guarantors, all Lenders and the Administrative Agent shall have executed and delivered to the Administrative Agent this Second Amendment.

2.2.The Borrower shall have paid to the Administrative Agent all fees and expenses (including pursuant to Section 4.2 hereof) due in connection with this Second Amendment.

2.3.Legal matters incident to the execution and delivery of this Second Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

Section 3.	Representations.

In order to induce the Administrative Agent and the Lenders to execute and deliver this Second Amendment, the Borrower hereby represents to the Administrative Agent and the Lenders that (a) after giving effect to this Second Amendment, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects as of the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Second Amendment.

Section 4.	Miscellaneous.

4.1.Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Second Amendment need not be made in the Credit Agreement, the Notes, the other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.2.The Borrower agrees to pay on demand all reasonable costs and out-of-pocket expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Second Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

4.3.Each Guarantor consents to the amendments and modifications to the Credit Agreement as set forth herein and confirms all of its obligations under its Guaranty remain in full force and effect.  Furthermore, each Guarantor acknowledges and agrees that the consent of the Guarantors, or any of them, to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

4.4.This Second Amendment is a Loan Document.  This Second Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Second Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of executed counterparts of this Second Amendment by Adobe portable document format (a “PDF”) via e-mail or by facsimile shall be effective as an original.  This Second Amendment shall be governed by the internal laws of the State of New York.

[Signature Pages Follow]

This Second Amendment to Amended and Restated Credit Agreement is entered into as of the date and year first above written

“Borrower”

Consolidated-Tomoka Land Co., a Florida corporation

By: /s/ Mark E. Patten_________________

Name:  Mark E. Patten

Title: Senior Vice President
and Chief Financial Officer

[Signature Page to Second Amendment to Consolidated-Tomoka Land Co.

Amended and Restated Credit Agreement]

“Guarantors”

Indigo Development LLC,
a Florida limited liability company

By:  Consolidated -Tomoka Land Co.

a Florida corporation
Its Managing Member

By: /s/ Mark E. Patten_________________

Name:  Mark E. Patten

Title: Senior Vice President and Chief	Financial Officer

Indigo Henry LLC,
a Florida limited liability company

By:  Consolidated -Tomoka Land Co.

a Florida corporation,
Its Sole Member

By: /s/ Mark E. Patten_________________

Name:  Mark E. Patten

Title: Senior Vice President and Chief	Financial Officer

Golden Arrow First St Sarasota LLC,
a Delaware limited liability company

By:  Consolidated -Tomoka Land Co.

a Florida corporation,
Its Manager

By: /s/ Mark E. Patten_________________

Name:  Mark E. Patten

Title: Senior Vice President and Chief	Financial Officer

LHC15 Glendale AZ, LLC,
a Delaware limited liability company

By:  Consolidated -Tomoka Land Co.

a Florida corporation,
Its Sole Member

By: /s/ Mark E. Patten_________________

[Signature Page to Second Amendment to Consolidated-Tomoka Land Co.

Amended and Restated Credit Agreement]

Name:  Mark E. Patten

Title: Senior Vice President and Chief	Financial Officer

LHC15 Riverside FL, LLC,
a Delaware limited liability company

By:  Consolidated -Tomoka Land Co.

a Florida corporation,
Its Sole Member

By: /s/ Mark E. Patten_________________

Name:  Mark E. Patten

Title: Senior Vice President and Chief	Financial Officer

[Signature Page to Second Amendment to Consolidated-Tomoka Land Co.

Amended and Restated Credit Agreement]

Accepted and Agreed to.

“Administrative Agent and L/C Issuer”

Bank of Montreal, as L/C Issuer and as Administrative Agent

By: /s/ Gwendolyn Gatz_________________	Name: Gwendolyn Gatz
Title: Vice President

“Lenders”

Bank of Montreal, as a Lender and Swing Line Lender

By: /s/ Gwendolyn Gatz_________________	Name: Gwendolyn Gatz
Title: Vice President

[Signature Page to Second Amendment to Consolidated-Tomoka Land Co.

Amended and Restated Credit Agreement]

Branch Banking and Trust Company

By: /s/ Ryan G. Tiedeberg________

Name:Ryan G. Tiedeberg
Title:Senior Vice President

[Signature Page to Second Amendment to Consolidated-Tomoka Land Co.

Amended and Restated Credit Agreement]

Wells Fargo Bank, National Association

By: /s/ William T. Starkey_______________

Name:William T. Starkey
Title:Senior Vice President

[Signature Page to Second Amendment to Consolidated-Tomoka Land Co.

Amended and Restated Credit Agreement]